UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2007
Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street Torrance California		90503

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 972-4005
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
     On November 26, 2007, Motorcar Parts of America, Inc. (the “Company”) issued a press release announcing the approval of its application for listing of its common stock on The Nasdaq Global Market. The press release is attached as exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d)	Exhibits.

Exhibit
Number	Description
99.1	Press Release of the Company issued on November 26, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorcar Parts of America, Inc.
Date: November 26, 2007	By:	/s/ Michael M. Umansky
Michael M. Umansky
Vice President & General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of the Company issued on November 26, 2007.